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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 14, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                            0-27423                          51-0391303
     (State of incorporation)           (Commission File Number)        (IRS Employer Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                               12 TRUBNAYA ULITSA
                              MOSCOW, RUSSIA 103045
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 9. Regulation FD Disclosure.

Golden Telecom, Inc. (NASDAQ: GLDN) (the "Company") will make several presentations to investors and financial analysts during an Autumn Investor Roadshow the Company has planned. These presentations to investors and analysts will take place in approximately six cities in Europe and two cities in the United States of America over an approximately ten day period beginning November 14, 2002. In addition, the Company's designated representatives will participate in the Harvard Investment Symposium to be held on November 16, 2002 in Boston, Massachusetts.

Attached as Exhibit 99.1 is the GTI Autumn Investor Roadshow Presentation which has been approved by the Company's Disclosure Policy Committee.

Certain statements contained in this presentation as described above or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements. Such statements include estimates of future financial and operating performance, expectations regarding future market position, geographical markets that we plan to enter, our future product offerings, our assessment of the risk factors and effectiveness of our strategic responses. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in macroeconomic and political environment, changes in local regulatory regimes, or shifts in strategy of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning the factors that could cause actual results to differ materially from those projected in the forward looking statements is contained in the company's annual report on Form 10K for the year ended December 31, 2001, quarterly reports on Form 10Q for quarters ended September 30, 2002, June 30, 2002, March 31, 2002 and other filings with the U.S. Securities and Exchange Commission ("SEC"). Copies of these filings may be obtained by contacting Golden Telecom or the SEC

Item 7.  Exhibits.

(c)  Exhibits


 DESIGNATION         DESCRIPTION OF EXHIBIT
 -----------         ----------------------
     99.1           Golden Telecom, Inc. Autumn Investor Roadshow Presentation.


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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GOLDEN TELECOM, INC.
                                   (Registrant)

                                   By: /s/ ALEXANDER VINOGRADOV
                                       ----------------------------------------
                                   Name:  Alexander Vinogradov
                                   Title: President and Chief Executive Officer


Date:  November 14, 2002
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                                 EXHIBIT INDEX



 DESIGNATION         DESCRIPTION OF EXHIBIT
 -----------         ----------------------
     99.1           Golden Telecom, Inc. Autumn Investor Roadshow Presentation.